CROSSFIRST

BANKSHARES, INC.™

BofA Securities 2021 Banking & Financials Conference

November 10, 2021

Mike Maddox, President & CEO
Ben Clouse, CFO
Randy Rapp, CCO & CRO
Heather Worley, Director of IR

Legal disclaimer

CROSSFIRST BANK

FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company's Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances.

Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation.

MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

2

CROSSFIRST BANK



Mike Maddox – President, CEO and Director

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Appointed to CEO June 1, 2020 after 12 years of service
- B.S. Business, University of Kansas; J.D. Law, University of Kansas; Graduate School of Banking at the University of Wisconsin – Madison



Ben Clouse – Chief Financial Officer

- 25 years of experience in financial services, asset and wealth management, banking, retail and transportation, including public company CFO experience
- Joined CrossFirst in July 2021 after serving as CFO of Waddell & Reed Financial, Inc. (formerly NYSE: WDR) until its acquisition in 2021
- Significant experience leading financial operations as well as driving operational change
- B.S. Business, Kansas State University; Master of Accountancy, Kansas State University
- Obtained CPA designation and FINRA Series 27 license



Randy Rapp – Chief Risk Officer and Chief Credit Officer

- More than 33 years of commercial banking experience in Texas in various credit, production, risk and executive roles.
- Joined CrossFirst in March 2019 after a 19-year career at Texas Capital Bank (NASDAQ:TCBI) serving as Executive Vice President and Chief Credit Officer from May 2015 until March 2019.
- B.B.A. Accounting, The University of Texas at Austin and M.B.A. Finance, Texas Christian University
- Obtained CPA designation



Heather Worley –Director of Investor Relations

- More than 15 years of experience in marketing, communications and investor relations in banking and finance
- Joined CrossFirst in September 2021. Previously, SVP & Director of IR for Texas Capital Bancshares, Inc. (NASDAQ: TCBI)
- Recognized by *Institutional Investor* magazine All-America Executive Team 2017 | Top Investor Relations Professional & All-America Executive Team 2019 | Top Investor Relations Program
- B.A. Communications, Mississippi State University

Other Senior Executives

Steve Peterson
Chief Banking Officer
of CrossFirst Bank
21+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
Chief Operating &
Chief Human Relations Officer
of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Jana Merfen
Chief Technology Officer
of CrossFirst Bank
12+ years of technology experience
Joined CrossFirst in 2021

3

Our Road to Success

ONE TEAM

Focusing on:

- Elevating our Strong Corporate Culture by Living our CrossFirst Values
- Attracting and Retaining High Performing Talent
- Well-being of our Employees

ONE BANK

Focusing on:

- Targeting Businesses and Professionals
- Branch-Lite – Technology Focused
- Delivering Extraordinary Service and Customer Experience

SHARED VISION

Focusing on:

- Performance & Profitability
- Seizing Growth Opportunities
- Strong Credit Quality
- Enhancing Products and Services
- Managing Enterprise Risk
- Contributing to our Communities

3rd Largest Bank Headquartered in Kansas City MSA


LEAWOOD, KS
KANSAS CITY, MO
WICHITA, KS
TULSA, OK
OKLAHOMA CITY, OK
PHOENIX, AZ
FRISCO, TX
DALLAS, TX

Total Assets	Gross Loans	Total Deposits	Book Value/ Share
$5.4 billion	$4.2 billion	$4.4 billion	$12.79

Note: As of 9/30/21.

4

Our history of strong growthCROSSFIRST BANK
Total Assets ($ millions) 5,659* $4,931
Compound Annual Growth Rates Since Since 2007 Total ATmfi

2012
$4,107 $2,961 $2,133 $22 $77 $155 $311 $355 $565 $847 $1,220 $1,574 $5,401
1 2007 2008 2009 2010 2011 1 2012 2013 1 « 2014 2015

2016 2017 2018 2019 2020 Q3 2021 >
o K< 2007 Established with initial presence in Kansas Crty 2010 Acquired Leawood. KS based Leawood Bancs hares S725mm in Total Assets) 2012 Expansion into Wichita and Oklahoma City markets 2016 George F. Jones Jr. joins as Vice Chairman to expand into Dallas market 2008 Formed CrossFirst Bankshares. ne 2013 Expansion into Tulsa market through acquisition of Tulsa National Bancshares. Inc. (~$160mm in Total Assets) 2019 CrossFirst Bankshares, Ine Initial Public Offering at $14S0; Nasdaq listed: CFB 2018 George F. Jones Jr. named CEO of CrossFirst Bankshares. Inc. 2021 Ben Clouse named CFO of CrossFirst Bankshares. Ine and expansion into Phoenix market 020 Mike Maddox named CEO of CrossFirst Bankshares. Inc. and expansion into Frisco market
PPP loan balances totaled $292 million at 12/33/20 and $109

million of PPP at Q3 21
In response to the PPP forgiveness’, the Bank made some strategic balance sheet re
ductions to reduce liquidity

2020 Impact Report

CROSSFIRST BANK


CROSSFIRST BANK
2020
Impact Report

We are committed to our employees, clients, and communities, which is why we created our first ever Impact Report to show our commitment to being a force for good in our communities.

- Highlights the meaningful difference we are making in the lives of our employees, our clients and in our communities
- Benchmark of where we are today and a baseline to measure our continued success in the future

COMMUNITY IMPACT

We build strong relationships within our communities and support the passions of our employees.

- Supported over 100 organizations in 2020 with donations and sponsorships
- Employees donated $25,000, which was matched by CrossFirst for a total philanthropic investment of $50,000 in the communities where we live and work through our Generous Giving program

DIVERSITY, EQUITY AND INCLUSION

We believe that an equitable and inclusive environment with diverse teams supports our core values.

- IDEA (Inclusion, Diversity, Equity, and Accountability) Champions enhance an inclusive culture through company events and participation in our recruitment efforts
- In 2020, we employed 328 individuals across a diverse representation of 58% female, 42% male and 13% of whom are ethnically diverse

BEST-IN-CLASS CULTURE

We embrace and encourage our employees' strengths and talents to deliver on our extraordinary service promise.

- Long partnered with the GALLUP® organization in the administration of its CliftonStrengths® assessment for each employee and Q12 Survey to measure employee engagement
- Maintained a consistent employee engagement score in 2020

6

CROSSFIRST BANKSHARES, INC.™

EXPANDING OUR FOOTPRINT

AREAS OF FOCUS

- Continue to execute our organic growth strategy in existing markets
- Focus on new expansion in target markets where we currently have client business
- Evaluate expansion strategies in key target markets:
  - De Novo Expansion:
    - Hire experienced talent to expand in key growth markets
  - Strategic Acquisition:
    - Provides operational scale and synergies
    - Adds new lines of business
    - Adds fee income opportunities

POTENTIAL TARGET MARKETS



- Fort Worth, Texas
- Austin, Texas
- Denver, Colorado
- Omaha, Nebraska
- Houston, Texas
- San Antonio, Texas
- Nashville, Tennessee

7

Earnings Growth CROSSFR IST BANK Net Income 8.0 $15.6 $12.0 $21.0 Q3 2020 Q4 2020 Ql2021 Q2 2021 Q3 2021 Diluted EPS $0.41 Q3 2020 Q4 2020 Ql 2021 Q2 2021 Q3 2021 Consistently growing net income and earnings per share Q3 2021 $6.2 million unrealized loss on an equity security
Q3 2021 $10 million release from reserves reverses

the majority of the 2021 provisioning due to improved credit quality, econ omic recovery in the markets we serve, and relatively static loan balance As of June 30, 2021, the Company had provisioned $11 million for loan losses YTD

Third Quarter 2021 Summary & Highlights
NetIncome $21.0M ROAA 1.54% NIM (FTE) 3.20% Diluted EPS $0.41 ROE 12.92%
^ m III/ 2% Deposit growth QoQ 17% DDA Deposit growth

QoQ
~ 2%21 TBV/ Share growth QoQ Balance Sheet Update 2% Non GAAP Loan growth QoQ Credit 0.92% 0.13% 1.56%11121 Klnn
CAAD 17% Performance NPAs / NCOs/ INvJI 1 vjMMK

DpcprvPS / Classified Loans/ Asset Avg Loans Loans Capital

+ ALLL Capital & 1
2.61% 13.88% 95% 19% Liquidity CET 1 Capital Total Risk Based Loans/ Cash and Securities/ Ratio Capital Deposits Assets Efficiency 59.1% Q3 2021 GAAP Efficiency Ratio 50.5% Q3 2021 Non GAAP Efficiency Ratio 1.76% Non Interest Expense/ Avg Assets $15.3M Assets / Employee ote: Interim periods are annuäöed Cross leans net of unearned ircorre; excludes PPP Cans Represents a non CAAP financ'd measjjre. See N^vGAAPRecoKiliation slides at the end this presentation fer additional detail.

Q3 2021 and YTD 2021 Highlights and Summary CROSSFIRST BANK
Strong net income during Q3 2021 of $21 million and YTD net income of $48.6 million
Net interest margin fully tax equivalent (FTE) of 3.20% compared to 3.12% in Q2 2021 Continued improvement in YTD efficiency ratio
8.2% (annualized) growth in total loans, ex PPP,‘during Q3

2021
17% demand deposits growth from June 30, 2021 which

now account for 22% of total deposits
1.7 billion in unfunded loan commitments as of September 30, 2021
$30 million share repurchase authorization Focus on hiring and recruiting experienced revenue generators Continue strong earn ings momentum Enhance digital products to better serve

our client
s Grow lending verticals Financial Performance Balance Sheet Strategic Initiatives 10 * Represents a cn G*AP fnanc'al treasure, see Non GAAP eccrc iatioo slides at the end c I the pesentation fee rrore derail

OPERATING REVENUE GROWTHCROSSFIRST

BANK
Operating Revenue* * $172.0 2017 2018 2019 2020 YTD2020 YTD 2020 YTD 2021 YTD 2021 Non GAAP Non GAAP Net interest income Non interest Income Non GAAP Non GAAP Net Interest income ' Non Interest Income ' Historically, our balance sheet growth combined with a relatively stable net interest margin has enabled robust operating revenue growth
2017 2021 Q3 YTD non
interest income CAGR of 33% as we execute on our plan to increase fee income
Q3 2021 Non Interest Income was impacted by a $6.2
million impairment of an investment in a business acquired as part of a loan restructuring
Operating Revenue1'1 Q3 2021 QoQ YOY FY 2020 YOY 2017 2020 C AC R Net Interest Income 1% A 6% A 13% 29% Non GAAP Non - Interest Income A 28% A 25% Non CAAP Total Revenue A 1% A 8% Operating Revenue1'1 03 2021 FY 2020 2017 2020 QOQ YOY YOY CAGR Non Interest Income 119% 127% A 35% A 47% Total Revenue T - 15% % A 15% 30% Mole; Dollars are in millions. [1) Defined as Net Interest Income plus Non Interest income |2) Represents a non CAAP financial measure.SeeM»vGAAPReccrciliaüonslidesattheendc<thispresentationfcraddioonáde!ail. 11

Net Interest MarginCROSSFIRST BANKYield

on Loans & Cost of Deposits2017201820192020Q3 2020Q3

2021Yield on loans Cost of Total Deposits

Net Interest Margin Fully Tax

Equivalent (FTE) 3.40% 3.39% 3.31%3.12% 3.00% 3.12% 3.20%

20172018 2019 2020Q42020Q12021 Q2 2021

Q3 2021Fully taxequivalent net

interest margin increased 8bps to 3.20% from Q2 2021, primarily due to improved cost of fundsReduced time

deposits and wholesale fundingIncreased noninterestbearing

depositsLoan yield increased 1bps compared to Q2 2021 due

to a decrease in PPP loan balance and nonaccrual changes

offsetting lower loan feesLoan to deposit ratio decreased to 95% from 97%

in Q2 2021 and decreased from 100% in Q3 202012

Growth and expense management

CROSSFIRST BANK


Q3 YTD '20 – Q3 YTD '21
Non-Interest Expense
Details
$76.2
$14.7
$7.4
$4.8
$6.3
$43.0
$72.7
$15.6
$5.2
$7.3
$44.6
YTD 2020
YTD 2021
Other
Goodwill Impairment
Technology
Occupancy
Salaries & Benefits

Assets and Non-Interest Expenses


$2,961
$4,107
$4,931
$5,659
2.53%
2.45%
1.95%
1.84%*
2017
2018
2019
2020
Total Assets
Non-interest expense / Average Assets

Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified.
* Includes $7.4 million goodwill impairment

13

Improving Efficiency while Growing Assets

CROSSFIRST BANK


79.1%
74.0%
73.6%
67.8%
$4,107
$2,961
$4,931
58.4%
57.4%
$5,659
58.1%
53.0%
$5,401
54.2%
51.2%
2017
2018
2019
2020
YTD 2021
Total Assets
Efficiency Ratio
Non-GAAP Efficiency Ratio*

Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified.
* Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

14

Diverse loan portfolio

CROSSFIRST BANK

Loan Mix by Type ($4.2bn) (1)


Owner Occupied Real Estate 8%
SBA PPP 3%
Energy 7%
Commercial & Industrial 31%
Other 1%
Residential Real Estate 9%
Commercial Real Estate 41%

Commercial and Industrial Loan Breakdown by Type ($1.3bn)


Administrative Services 5%
Engineering & Contracting 7%
Restauran...
Financial Management 4%
Health Care 7%
Aircraft & Transportation 5%
Recreation 5%
Merchant Wholesalers 4%
Business Loans to Individuals 8%
Real Estate Activity 4%
Manufacturing 12%
18 Other Industries 35%

CRE Loan Portfolio by Segment ($1.7bn)(1)


Retail 12%
Office 15%
Multi-Family 20%
Industrial 9%
1-4 Family Res Construction 8%
Other 18%
Senior Living 7%
Hotel 11%

CRE Loans by Geography ($1.7bn)(1)


TX 37%
OK 13%
Remaining States 18%
KS 10%
AZ 2%
FL 4%
NC 4%
CO 4%
MO 8%

Note: Data as of September 30, 2021.
(1) CRE as defined by regulators (including construction and development).

15

Asset Quality Performance CROSSFIRST BANK Nonperforming Assets / Assets 1.6% 1.4% 1.2% 1.0% % 0.4% 0.2% % 0.18% 0.43% 0.97% 1.39% 1.15% 1.09% 0.92% 2017 2018 2019 2020 Q12021 Q22021 Q32021
NPAs continue to improve as economic and business

outlooks improve
Reduction in NPAs mostly related to upgrades in commercial

and industrial loans adversely effected by the pandemic
51% of the nonperforming asset balance in Q3 2021 relates to energy credits OREO balances reduced to $1.1 million Classified Loans / (Total Capital + ALLL) $350 $300 $250 $200 $150 $100 $50 $299.9 $286.1 $268.9 $170.7 $124.1 43.2% 40.9% 38.2% 24.0% 17.3% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 202
Classified loans continue to trend down due primarily to higher energy prices, improvements in customers’ businesses, and imp
roved economic conditions
37% of classifieds in Q3 2021 relate to Energy, down from

43% in Q2 2021 and 46% in Q3 2020
Energy classifieds decreased 37% during the quarter and 67% from

Q3 2020
Classified Loans Ratio Note: Dollar amounts are in millions. 16

Asset Quality Performance

CROSSFIRST BANK



Net Charge-Offs / Average Loans(1)
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.44%
0.07%
0.31%
0.89%
1.03%
0.74%
0.23%
0.13%
2017
2018
2019
2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021

- Q3 2021 had $1.3 million of net charge-offs related to one energy and two commercial and industrial credits
- Q2 2021 had $2.6 million of net charge-offs related to two commercial and industrial credits
- Q1 2021 had $8.2 million of net charge-offs related to several commercial and industrial credits



Allowance for Loan Losses / Total Loans
$100
$80
$60
$40
$20
$0
1.70%
1.70%
1.65%
1.78%
1.51%
$76.0
$75.3
$74.6
$75.5
$64.2
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
ALLL
ALLL / Loans

- Prudently reduced ALLL/Total Loans to 1.51%, or 1.56% excluding PPP loans[2], at end of Q3 2021 by releasing $10 million in reserves
- $3.5 million of provisions were added to the reserves in Q2 2021
- $7.5 million of provisions were added to the reserves in Q1 2021

Note: Dollar amounts are in millions.
(1) Ratio is annualized for interim periods.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

17

CROSSFIRSTBANKSHARES, INC.TMSupplemental

Information

Note: Dollar amounts are in millions. Ratio is annualized for interim periods. Represents a non AAP financial measure. See Non
GAAP Reconciliation slides at the end of this presentation for additional detail.
Return of accumulated capital and earnings to shareholders Facilitated by consistency in core earnings Anticipate enhanced earnings per share w ith little tangible book value dilution and a short earnback period Expect improved ROE by deploying accumulated capital BALANCE SHEET EFFECTS AS OF 9/30/21

Key capital ratios remain well capitalizedRetain strategic growth

capabilitiesOrganic expansion M&A opportunitiesIncreases

diluted EPS by ~$0.05 or ~4.4%Increases ROATCE

by ~38bpsBuying back ~4.4% of outstanding

sharesCROSSFRIST BANKSAHRES, INC. * Effects based

on share price and outstanding shares as of 9/30/21 19

capital Ratios CROSSFRIST ANKC 16% 14% 12% 10% 8% 6% 4% 2% 0% 11.95% 11.97% 13.23% 11.93% 11.94% 13.20% 12.00% 12.02% 13.27% 12.40% 12.42% 13.67% 12.61% 12.63% 13.88% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Common Equity Tier 1 Tier 1Risk Based Total Risk Based Capital Maintaining strong capital levels to support future growth
Anticipate remaining well capitalized while utilizing capital for the new share buyback program
Execution of our profitable growth strategy further strengthening capital ratios
20

Balance Sheet Growth CROSSFRIST BANK $1,996 $2,303 $3,061 $3,208 $3,852 $3,924 $4,442 $4,695 $4,233 $4,437 2017 2018 2019 2020 2021 Cross loans net of unearned fees Total deposits Balance Sheet Q3 2021 QoQ YoY FY 2020 YoY 2017 2020 CAGR Cross Loans Cross Loans ex PPP * 0% Y 5% A 2% 0% A 15% A 3r% T 7% A 24% Total Deposits A 2% Y 1% A 20% A 27% Total Assets A 2% 2% A 15% A 24%
Annualized loan growth of 8% during Q3 2021, excluding the

impact of PPP
$88 million in PPP loans were forgiven in Q3 2021 Deposit growt h of 7% annualized during Q3 2021 Includes 17% QoQ increase in non interest bearing deposits Note: Dollars are in millions. * Represents a non GAAP financial measure. See Non GAAP Reconciliation slides at the end of this presentation for additional detail. 21 improving core funding base

CROSSFIRST BANK

Deposit Mix by Type



$4,493
$1,141
$2,090
$508
$754
$4,695
$1,044
$2,155
$778
$718
$5,052
$932
$2,484
$841
$795
$4,357
$804
$2,075
$659
$819
$4,437
$701
$2,103
$672
$961
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Cost of Deposits
0.67%
0.58%
0.48%
0.41%
0.38%
Non-interest bearing deposits
Savings & MMA
Transaction Deposits
Time Deposits

- Demand deposits increased
  - +27% compared to Q3 2020
  - +17% compared to Q2 2021
- Improved the cost of deposits by increasing DDA and lowering time deposit and money market accounts
- Deposit costs have trended down due to the persistent low-rate environment and management's balance sheet strategy

Focus on Core Funding



17%
14%
8%
8%
7%
9%
6%
2%
2%
2%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Wholesale Deposits
Brokered Deposits

Q3 2021 Deposit Composition



Time Deposits 16%
Transaction Deposits 15%
DDA 22%
Savings & MMA 47%

Note: Dollars are in millions and amounts shown are as of the end of the period.
*As a percentage of Bank assets

22

PPP Loan Summary

CROSSFIRST BANK

PPP Timeline


$369
($77)
$292
($67)
$336
$111
$225
($161)
$197
$129
$68
($88)
$109
$96
$13
Q3 2020 End
Q4 2020 Forgiven
Q4 2020 End
Q1 2021 Forgiven
Q1 2021 End
Q2 2021 Forgiven
Q2 2021 End
Q3 2021 Forgiven
Q3 2021 End
2020 PPP Loans
Loan Forgiveness
2021 PPP Loans

- Weighted average rate of approximately 5.5%, in Q3 2021
- $3.0 million in anticipated fees remain from Rounds 1 and 2
- Round 1 (2020 programs) were 2-year programs while Round 2 (2021 program) is a 5-year program

Fee Recognition


$9.9
$3.2
$2.6
$2.4
$3.7
$2.2
$2.1
$4.2
$0.5
$1.7
$3.0
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q1 2021
Q2 2021
Q2 2021
Q3 2021
Q3 2021
Round 1 Unrecognized Fees
Fee Recognized
Round 2 Unrecognized Fees

Fee Recognition Breakdown

- Q1 2021: $2.4 million
  - Round 1: $1.9 million
  - Round 2: $0.5 million
- Q2 2021: $2.1 million
  - Round 1: $1.7 million
  - Round 2: $0.4 million
- Q3 2021: $1.7 million
  - Round 1: $0.5 million
  - Round 2: $1.2 million

Note: As of end of period; dollars in millions.

23

Securities portfolioCROSSFRIST BANK
Investment Portfolio Breakout as of September 30, 2021
Municipal Taxable1.2%Municipal

TaxExempt76.2%CMO (Fixed) 3.2%Other,

0.6%MBS (Fixed)18.8%
Total: ~$708 million*
Continue to exercise caution in the investment portfolio and maintain highquality investment securitiesAt the

end of Q3 2021, the portfolio’s duration was approximately 5.1

yearsThe fully taxable equivalent yield for Q3 2021 fell 6bps to 2.87%During Q3 2021, $18 million of MBS/CMO paydowns were received and no securities were sold During Q3 2021, $14 million of TaxExempt Municipal bonds were sold with a realized

gain of $1 millionThe securities portfolio has unrealized gains of approximately

$26 million as of September 30, 2021
Securities Yield Fully Tax

Equivalent
3.85% 2.79% 2017 3.62% 2.13% 2018 3.35% 1.45% 2019 3.05% 2.13% 2020 2.93% 2.18% Q3 2020 .96% 2.31% Q4 2020 2.89% 2.33% Q1 2021 2.93% 2.44% Q2 2021 2.87% 2.41% Q3 2021 Securities Yield Cost of Funds Spread Securities Yield * Based on approximate fair value.

CrossFirst Energy Portfolio

CROSSFIRST BANK

Portfolio Composition

- Collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends
- Typically, only lend as a senior secured lender in single bank transactions and as a cash flow lender
- Exploration & Production lending only on proven and producing reserves
- CrossFirst typically does not lend to shale, oil field services, or midstream energy companies.
- Have decreased number of energy loans by 9 to 49, or 16%, since Q2 2020

Energy by Composition 9/30/2021					
	# Loans	$ Loan Amount	% Total	Avg % Hedged[1]	Hedge Price[2]
Oil	35	$175	59%	38%	$47.60
Natural Gas	13	$121	41%	49%	$2.62
Other Sources	1	$0	0%	0%	
Total	49	$296	100%	40% [1]	

Energy Portfolio and Tangible Equity[3]



98%
79%
69%
55%
45%
$243
$249
$358
$453
$409
$594
$345
$624
$296
$652
2017
2018
2019
2020
Q3 2021
Energy Portfolio
Tangible Equity(3)
Energy as % of Tangible Equity(3)

Energy Loans by Risk Rating

4.2% of Reserves on Energy Portfolio



$399
$15
$13
$371
$390
$108
$72
$210
$384
$138
$59
$187
$345
$109
$90
$146
$343
$119
$82
$142
$326
$73
$102
$151
$296
$46
$116
$134
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Pass
Special Mention
Substandard & Doubtful

Note: Data as of 9/30/21
Note: Loan dollars in millions;
(1) Weighted Average
(2) Hedged rolling 12 month; Oil price in $ per barrel and natural gas price in $ per MMBtu
(3) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail.

25

Quarterly selected financials CROSSFIRST BANK
(Dollars in thousands, except per share data) CrossFirst

Bankshares, Inc. Quarterly Financials For the Three Months Ended 9/3
0/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 Income

Stat
ement Data: Interest income $ 47,311 $ 48,484 $ 48,153 $ 49,534

$ 48,452 Interest expense 5,510 6,156 7,036 7,997 9,125 Net i nterest income 41,801 42,328 41,117 41,537 39,327 Provision for loan losses
10,000 3,500 7,500 10,875 10,875 Non interest income 1,105 5,825 4,144 2,949 4,063 Non interest expense 24,036 25,813 22,818 23,732 23,011 Net income before taxes 26,660 18,840 14,943 9,879 9,504 Income tax expen se 5,660 3,263 2,908 1,785 1,498 Net income 21,000 15,577 12,035 8,094

8,006 Non
GAAP core operat
ing income(1) $ 25,898 $ 14,245 $ 12,035 $ 8,094 $ 8,006 Balance

Sheet Data: Cash and cash equivalents $ 316,722 $ 220,814 $
630,787 $ 408,810 $ 223,636 Securities 708,106 712,217

685,454 654,588 649,901 Gross loans (net of unearned income)

4,233,117
4,237
,944 4,508,600 4,441,897 4,477,809 Allowance for loan losses

64,152 75,493 74,551 75,295 76,035 Goodwill and intangibles 149
169 188 208 227 Total assets 5,401,151 5,311,434 5,998,074

5,659,303 5,505,696 Non
interest bearing deposits 960,999 818,887 794,55
9 718,459 754,172 Total deposits 4,436,597 4,356,627 5,051,570

4,694,740 4,492,549 Borrowings and repurchase agreements

276,6
00 283,100 286,394 295,406 349,631 Trust preferred

securities, net of fair value adjustments 997 986 974 963 952 Stockholders
' Equi
ty 652,407 637,190 628,834 624,428 617,883 Tangible common

stockholders' equity(1) $ 652,257 $ 637,021 $ 628,646 $ 624,220

$
617,656 Share and Per Share Data: Basic earnings per common

share $ 0.41 $
0.3 $ 0.23 $ 0.16 $ 0.15 Diluted earning per common share 0.41 0.3 0.23

0.15 0.15 Book value per share 12.79 12.5 12.17 12.08 11.84

Tangible book value per share(1) $ 12.79 $ 12.5 $12.16

$ 12.08 $ 11.83 Basic weighted average common shares

outstanding 50,990,113 51,466,885 51,657,204 51,970,116 52,136,286

Diluted weighted average common shares outstanding 51,605,721

52,209,541 52,381,474 52,463,645 52,560,126 Shares outstanding at end of period 51,002,698 50,958,680 51,678,669 51,679,516

52,195,778 Represents a nonGAAP financial

measure. See NonGAAP Reconciliation slides

at the end of this presentation for additional detail.26

Quarterly selected financialsCROSSFIRSTBANKCrossFirst

Bankshares, Inc. Quarterly Financials For the Three Months

Ended 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020

SelectedRatios: Return on average assets(1) 1.54% 1.1% 0.84%

0.58% 0.58 % NonGAAP core operating return on average

assets(1)(2) 1.9 1.01 0.84 0.58 0.58 Return on average common equity 12.92

9.86 7.8 5.19 5.19 Yield on earning assets 3.56 3.51 3.45 3.67 3.61

Yield on earning assets

tax equivalent(3) 3.62 3.57 3.5 3.71 3.66 Yield on securities 2.46

2.52 2.48 2.56 2.55 Yield on securities

tax equivalent(3) 2.87 2.93 2.89 2.96 2.93 Yield on loans

4 3.99 3.94 4 3.9 Cost of funds 0.46 0.49 0.56 0.65 0.75 Cost of interestbearing liabilities 0.57 0.59 0.65 0.77

0.88 Cost of interestbearing deposits 0.47 0.5 0.57 0.69 0.8 Cost of deposits 0.38 0.41 0.48 0.58 0.67 Cost of other borrowings

1.82 1.79 1.79 1.78 1.5 Net interest margin

tax equivalent(3) 3.2 3.12 3 3.12 2.98 Noninterest

expense to average assets 1.76 1.82 1.6 1.71 1.67 Efficiency ratio(4)

59.06 53.61 50.41 53.35 53.03 NonGAAP

core operating efficiency ratio (FTE)(2)(4) 50.45 53.34 49.64 52.54

52.23 noninterestbearing deposits to total deposits 21.66 18.8 15.73

15.3 16.79 Loans to deposits 95.41% 97.28% 89.25% 94.61%

99.67 % Credit Quality Ratios: Allowance for loanslosses

to total loans 1.51% 1.78% 1.65% 1.7% 1.7 % Nonperforming

assets to total assets 0.92 1.09 1.15 1.39 1.49 Nonperforming loans to total loans 1.15 1.33 1.48 1.71 1.78 Allowance for

loans losses to nonperforming loans 131.76 133.79 112.1 98.98 95.18 Net chargeoffs (recoveries) to average loans(1) 0.13% 0.23% 0.74%

1.03% 0.54 % Capital Ratios: Total stockholders' equity to

total assets 12.08% 12% 10.48% 11.03% 11.22
% Common equity tier 1 capital ratio 12.61 12.4 12 11.93 11.95

Tier 1 risk
based capital ratio 12.63 12.42 12.02 11.94 11.97 Total

risk
based capital ratio 13.88 13.67 13.27 13.2 13.23 Tier 1 leverage rati
o 11.77% 10.81% 10.51% 10.93% 10.85% (1) Inter im periods are annualized. (2) Represents a non GAAP financial measure. See Non
GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax exempt income is calculated on a ta equivalent basis. Tax exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used.
(4) Efficiency ratio is non -
interest expense divided by the sum of net interest income and non
interest income; non GAAP core operating efficiency ratio (FTE) is adjusted f or non core or non recurring items

Nongaap reconciliations CROSSFIRSTBANKFor

the Three Months Ended (Dollars in thousands) 9/30/2021 6/30/2021

3/31/2021 12/31/2020 9/30/2020 NonGAAP Core Operating Income:

Net income $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 8,006 Add:

Unrealized loss on equity security 6,200

Less: Tax effect(2) 1,302

Unrealized loss on equity security, net of tax 4,898

Add: Accelerated employee benefits

719

Less: Tax effect (3)

210

Accelerated employee benefits, net of tax

509

Less: BOLI settlement benefits(1)

1,841

NonGAAP core operating income $ 25,898

$ 14,245 $ 12,035 $ 8,094 $ 8,006 NonGAAP

Core Operating Return on Average Assets: Net income $ 21,000

$ 15,577 $ 12,035 $ 8,094 $ 8,006 NonGAAP

core operating income 25,898 14,245 12,035 8,094 8,006 Average assets $ 5,408,984 $ 5,673,638 $ 5,798,167 $ 5,523,196 $ 5,486,252

GAAP return on average assets 1.54% 1.1% 0.84% 0.58

% 0.58 % NonGAAP core operating return on average

assets 1.9% 1.01% 0.84% 0.58% 0.58 % NonGAAP

Core Operating Return on AverageEquity: Net income available to common stockholders $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 8,006

NonGAAP core operating income available

to common stockholders 25,898 14,245 12,035 8,094 8,006 Average common equity 644,715 633,417 625,875 620,496 613,910 Less:

average goodwill and intangibles 160 179 199 218 238 Average

Tangible Equity $ 644,555 $ 633,238 $ 625,676 $ 620,278 $ 613,672

GAAP return on average common equity 12.92% 9.86% 7.8% 5.19%

5.19 % NonGAAP core return on average

tangible common equity 15.94% 9.02% 7.8% 5.19% 5.19 % NonGAAP

Core Operating Efficiency Ratio: Noninterest

expense $ 24,036 $ 25,813
$ 22,818 $ 23,732 $ 23,011 Less: Accelerated employee benefits 719 Non GAAP non interest expense (numerator) $ 24,036 $ 25,094 $
22,818 $ 23,732 $ 23,011 Net interest income 41,801 42,328

41,117 41,537 39,327 Tax equivalent interest income(4)

748 7
34 704 683 669 Non interest income
1,105 5,825 4,144 2,949 4,063 Add: Unrealized loss on equity security 6,200
- Less: BOLI settle ment benefits 1,841 Non -
GAAP operating revenue (denominator) $ 47,644 $ 47,046 $ 45,965

$ 45,169 $ 44,059 GAAP Efficiency Ratio 59.06% 53.61%

50.41
% 53.35% 53.03 % Non
GAAP core operating efficiency ratio (FTE) 50.45% 53.34% 49.64

% 52.54% 5
2.23 % No tax effect. Represents the tax impact of the adjustments at a tax rate of 21.0%. Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock
based grants. Tax exempt income (tax fr
ee municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.
28

Nongaap reconciliations CROSSFIRSTBANKFor

the Three Months Ended (Dollars in thousands) 9/30/2021 6/30/2021

3/31/2021 12/31/2020 9/30/2020 NonGAAP Core Operating Income: Net

income $ 21,000 $ 15,577 $ 12,035 $ 8,094 $ 8,006 Add: Unrealized

loss on equity security 6,200

Less: Tax effect(2) 1,302

Unrealized loss on equity security, net of tax 4,898

Add: Accelerated employee benefits

719

Less: Tax effect (3)

210

Accelerated employee benefits, net of tax

509

Less: BOLI settlement benefits(1)

1,841

NonGAAP core operating income $ 25,898

$ 14,245 $ 12,035 $ 8,094 $ 8,006 NonGAAP

Core Operating

Return on Average Assets: Net income $ 21,000 $ 15,577

$ 12,035 $ 8,094 $ 8,006 NonGAAP core

operating income 25,898 14,245 12,035 8,094 8,006 Average

assets $ 5,408,984 $ 5,673,638 $ 5,798,167 $ 5,523,196 $ 5,486,252

GAAP return on average assets 1.54% 1.1% 0.84% 0.58

% 0.58 % NonGAAP core operating return on average assets

1.9% 1.01% 0.84% 0.58% 0.58 % NonGAAP

Core Operating Return on Average Equity: Net income available to common stockholders $ 21,000 $ 15,577 $ 12,035 $ 8,094

$ 8,006 NonGAAP

core operating income available to common stockholders 25,898

14,245 12,035 8,094 8,006 Average common equity 644,715

633,417 625,875 620,496 613,910 Less: average goodwill and intangibles

160 179 199 218 238 Average Tangible Equity $ 644,555 $

633,238 $625,676 $ 620,278 $ 613,672 GAAP return

on average common equity 12.92% 9.86% 7.8% 5.19% 5.19

% NonGAAP core return on average

tangible common equity 15.94% 9.02% 7.8% 5.19% 5.19 % NonGAAP

Core Operating Efficiency Ratio: Noninterest

expense $ 24,036 $ 25,813
$ 22,818 $ 23,732 $ 23,011 Less: Accelerated employee benefits 719 Non GAAP non interest expense (numerator) $ 24,036 $ 25,094 $ 22,818 $ 23,732

$ 23,011 Net interest income 41,801 42,328 41,117 41,537

39,
327 Tax equivalent interest income(4) 748 7 34 704 683 669 Non interest income
1,105 5,825 4,144 2,949 4,063 Add: Unrealized loss on equity security 6,200
- Less: BOLI settlement benefits 1,841 Non -
GAAP operating revenue (denominator) $ 47,644 $ 47,046 $ 45,965

$ 45,16
9 $ 44,059 GAAP Efficiency Ratio 59.06% 53.61% 50.41

% 53.35% 53.03 % Non
GAAP core operating efficiency ratio (FTE) 50.45% 53.34% 49.64

% 52.54% 52.23%
No tax effect. Represents the tax impact of the adjustments at a tax rate of 21.0%. Represents t he tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax benefit associated with stock
based grants. Tax exempt income (tax
free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0
%. 28

Non gaap reconciliations (Cont.) CROSSFIRST BANK
For the Three Months Ended (Dollars in thousands, except per share data) 9/30/2021 6/30/2021 3/31/2021 12/31/2020 9/30/2020 T
angible common stockholders' equity: Stockholders' equity $ 652,407

$ 63
7,190 $ 628,834 $ 624,428 $ 617,883 Less: goodwill and other intangible assets 149 169 188 208 227 Tangible Stockholders' Equ ity $ 652,258 $ 637,021 $ 628,646 $ 624,220 $ 617,656 Shares outstanding at end of period 51,002,698 50,958,680 51,678,669 51
,679,5
16 52,195,778 Book value per share $ 12.79 $ 12.5 $ 12.17 $

12.08 $ 11.84 Tangible book value per share $ 12.79 $ 12.5

$ 12.1
6 $ 12.08 $ 11.83 For the Three Months Ended 9/30/2021 6/30/2021

3/31/2021 12/31/2020 9/30/2020 Gross loans, net of unearned
income
S 4.233.117 S 4.237.944 S 4.508.600 S 4.441.897 S 4,477.81 Less:

PPP loans, net of unearned income 109.465 197.084 336,355 29
2,230 369.26 Non
PPP gross loans, net of unearned income s 4,123,652 s 4,040.86

s 4,172,245 s 4,149.67 s 4,108.55 Year
over year l oan growth (5.461 % Non GAAP year over year loan growth excluding PPP loans 0.00 Apnked quarter loan growth - 0.11 Non
GAAP linked quarter loan growth excluding PPP loans 2.05% Allowance for loan losses $ 64.152 75.493 s 74.551 s 75.295 $ 76.03
5 Allowance f
or loan losses to gross loans, net of unearned income 1.51% 1.78% 1.65%

1.70% 1.70% Allowance for loan losses to non
PPP gross loans, net of unearned income 1.56% 1.87% 1.79% 1.81%

1.85%